1 MARCH 4, 2024

2 Safe Harbor Statement Certain of the statements contained in this presentation should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth herein as well as in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (especially in Part I, Item 1A. Risk Factors and Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations), and other risks and uncertainties listed from time to time in the Company’s other filings with the Securities and Exchange Commission. Additionally, there may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement. Non-GAAP Financial Information and Financial Guidance The Company sometimes uses financial measures that are derived from the condensed consolidated financial statements or otherwise provided in the form of guidance but that are not presented in accordance with GAAP to understand and evaluate its current operating performance and to allow for period-to-period comparisons. The Company believes these non-GAAP financial measures may also provide useful information to investors and others. These non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. Management uses these non-GAAP financial measures to evaluate the Company's current operating performance and to allow for period-to-period comparisons. As net special items may vary from period-to- period in nature and amount, the adjustment to exclude net special items allows management an additional tool to understand the Company’s core operating performance. The Company does not provide a reconciliation of forward-looking measures where the Company is unable to reasonably predict certain items contained in the GAAP measures without unreasonable efforts. This is due to the inherent difficulty of forecasting the timing or amount of various items that have not yet occurred and are out of the Company's control or cannot be reasonably predicted. For the same reasons, the Company is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.

3 Creating shareholder value ROBERT ISOM CHIEF EXECUTIVE OFFICER

4 The time is now Constructive environment • Demand has returned • Favorable backdrop for American American is a changed airline • Delivering on commitments • Driving value through execution and performance Opportunities ahead • Value-creating drivers • Margin expansion and free cash flow growth

5 Demand for air travel has returned.

6 2014 2019 2023 Demand for travel has accelerated Note: U.S carriers industry revenue. Compound annual growth rate (CAGR). Source: Airline financials. Total airline industry revenue $B $161 $187 $227 3% CAGR 5% CAGR

7 Consumer spending continues to shift to experiences Growth in spending on goods and experiences1% 1. Nominal spending YoY growth. Source: Bureau of Economic Analysis, Mastercard Economics Institute. 3.2% 6.1%5.3% 15.2% Avg. 2014–2019 Avg. 2022–2023 Goods Experiences

8 0.88% 0.78% 0.83% Historical average2 0.88% Every basis point of recovery is worth ~$2.5 billion in industry revenue. 1. U.S. carriers industry revenue. 2. Historical average 2010-2019. Source: Philadelphia Federal Reserve and FRED database (GDP), Airline financials (Industry revenue). Revenue opportunity remains Airline industry revenue Percentage of GDP1 2022 2023Historical average

9 Industry constraints persist Engine issues OEM delivery delays Supply chain constraints Air Traffic Control challenges

10 We are a changed airline.

11 People, plan, process Rebuilt senior leadership team Industry experience External expertise

12 Delivered a reliable operation Completion factor % 97.4% 97.6% 98.9% 2018 2019 2023 Source: Internal data.

13 Returned American to profitability Adj. pre-tax income (loss)1 $B $2.9 ($12.2) ($6.9) $0.5 $2.5 2019 2020 2021 2022 2023 1. Adjusted pre-tax income (loss) excludes the impact of pre-tax net special items and is a non-GAAP measure. See GAAP to non-GAAP reconciliation in Appendix. Source: Airline financials.

14 $54 $46 $43 2Q 2021 YE 2022 YE 2023 Strengthened our balance sheet Total debt1,2 $B 1. As of respective period end. 2. Total debt includes debt, finance and operating lease liabilities and pension obligations. Source: Airline financials. $11.4B Peak

15 Awards and accolades Achieved rating upgrades from all three major credit rating agencies Won Best U.S. Airline Loyalty Program at the 2023 TPG Awards Best Elite Program for the 11th consecutive year at the 2023 Freddie Awards Named to the Dow Jones Sustainability North America Index for the third consecutive year and to the World Index for the first time

16 Opportunities ahead drive value.

17 Compelling value-creating drivers Reengineering the business Asset utilization, productivity, procurement Operational excellence Strong, reliable operation Rewards Leading travel rewards program & co-branded credit card opportunity Network Strongest domestic & short-haul international network Fleet Young & simplified Margin expansion Long-term free cash flow generation

Key target metrics

	2024E	2025E	2026E+
Adj. EBITDAR margin[1]	~ 14%	~ 14%–16%	~ 15%–18%
Free cash flow[2]	~ $2B	> $2B	> $3B


American

Note: The Company is unable to fully reconcile certain forward-looking guidance to the corresponding GAAP measure because the full nature and amount of net special items cannot be determined at this time.
1. Adjusted EBITDAR margin is a non-GAAP measure. Adjusted EBITDAR is defined as earnings excluding the impact of net special items before net interest and other nonoperating expenses, taxes, depreciation, amortization and aircraft rent.
2. Adjusted free cash flow is a non-GAAP measure. Adjusted free cash flow is defined as net cash provided by operating activities less net cash used in investing activities, adjusted for (1) net sales of short-term investments and (2) change in restricted cash.

InvestorDay 18

19 Agenda Commercial execution Vasu Raja, Chief Commercial Officer Operational excellence David Seymour, Chief Operating Officer Reengineering with technology Ganesh Jayaram, Chief Digital & Information Officer Leading performance and accountability Cole Brown, Chief People Officer Maximizing value creation Devon May, Chief Financial Officer

20 Commercial opportunities Fleet Network Rewards Focused execution Operational excellence Reengineering the business Margin expansion Long-term free cash flow generation American is well-positioned to create value

21 Commercial execution VASU RAJA CHIEF COMMERCIAL OFFICER

22 Airline revenues trend with GDP 104% 107% 111% 117% 122% 121% 134% 146% 155% 100% 99% 104% 111% 116% 44% 76% 125% 141% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Gross domestic product (GDP) Airline industry revenue Source: Philadelphia Federal Reserve (GDP), Airline financials (Industry revenue). Indexed to 2014

23 Some sources of revenue have exhibited faster and more consistent growth 1. Total frequent flyer program (FFP) related revenue, including passenger and non-passenger components. Source: Company reports, internal analysis. 2.1% 2.9% 4.3% Long-haul passenger Short-haul passenger FFP Revenue annualized growth 2019–2023 1

24 We are uniquely positioned to produce durable earnings Our short-haul network is the foundation of value for customers and investors AAdvantage® — our travel rewards program — is our source of value growth for customers and investors

25 Grow value for customers and investors Building the best network Building the best travel rewards program Conclusion

26 Building the best travel rewards program Conclusion Building the best network Grow value for customers and investors

27 LAX PHX DFW ORD MIA CLT NYC PHL DCA We are a uniquely positioned global hub-and-spoke network carrier

28 124.0% 89.0% 86.0% Sun Belt Other States NYC, Boston, LA, Bay Area 2.6% 1.0% 0.2% Sun Belt Other States NYC, Boston, LA, Bay Area The customer landscape is changing 1. Sun Belt includes AL, AR, AZ, FL, GA, KY, LA, MS, NC, NM, NV, SC, TN, TX. Source: Census Bureau, Bureau of Economic Analysis. … and economic growth is trending similarly Population is shifting to the Sun Belt … Population change 2022 vs 2019 % of national average Economic growth 2022 vs 2019% 1 1

29 The competitive landscape is also changing Note: Largest/smallest markets based on 2019 seats, industry includes 11 largest U.S. carriers. Source: Cirium. > 10% fewer seats in the smallest markets 102% 89% 25 largest markets 200 smallest markets Industry seats 2022 vs 2019%

30 Changing trends create opportunity Source: Yield: internal analysis, FY 23 % of Continental U.S. average among spokes served by American (25/25 largest, 103/200 smallest); Average daily demand: GDD, Continental U.S. airports with FY 23 >10 average passengers daily each way (PDEW). … and over 60% of airports have fewer than 500 passengers/day Customers in small markets place greater value on connectivity … 98% 163% 25 largest markets 200 smallest markets 39% 61% < 500 passengers > 500 passengers American yield % of average Airports by average daily demand

31 Our hub structure creates a unique network advantage Source: Cirium, internal analysis (March 2024). Our hubs provide the best service for customers in higher-growth markets at competitive economics LAX PHX DFW ORD El Paso, TX Example: El Paso, TX (ELP) • 14 peak-day departures • Nonstop flights to four hubs • Global connectivity to more than 175 cities

32 Aircraft operating cost Regional jets create access to more markets at low cost … Mainline narrowbody Regional jet ~60% lower Our fleet structure enhances this advantage Note: Trip cost, B737/A321 vs 76-seat regional jet. Source: Internal analysis.

33 As a result, our network creates the most value for customers American Other carriers Network carrier with superior network offering Source: Cirium, March 2024 schedules; superior network offering based on peak day departures and/or nonstop destinations among network carriers, domestic originating traffic U.S. DOT T-100 YE September 2023. Superior network offering in 200 of 300 spokes 30% more origin-destination markets than other carriers 40% of origin-destination markets are unique to American > 45% of domestic traffic originates outside largest markets

34 The strength of this competitive advantage will continue to grow Source: Cirium, March 2024; Continental U.S. + short-haul Latin America spokes where American offers most peak day departures and/or most nonstop routes among network carriers. (American + US Airways) 51% 59% 68% 2014 2019 2023 Percentage of markets where American offers a superior network

35 Our short-haul network also drives valuable partnerships with other high-quality carriers around the world Note: Select airline partners depicted. Source: Long-haul demand coverage based on Cirium selling schedules for July 2024, demand based on YE October 2023 (GDD). American network + partners serve ~ 90% of U.S. long-haul demand

36 Rest of Asia Tokyo +13% And these partnerships enable us to serve customers in the highest-yielding global markets Note: FY 19 stage length adjusted yield, LHR/TYO vs other markets in the geography served year-round. Source: Cirium. American long-haul yield Rest of Europe London +24%

37 Fleet investment enables growth flexibility while also providing a hedge against demand volatility Widebodies: fleet simplification > seasonal hub flexibility > higher utilization Atlantic: Demand peaks in summer South Pacific & South America: Demand peaks in winter B787 crew bases in DFW, MIA & PHL PHL MIA Hawaii: Demand less seasonally variable DFW

Fleet investment enables growth flexibility while also providing a hedge against demand volatility


American

A321XLR: versatility & improved economics


~ 15%
higher
Transcontinental revenue/trip
LAX
JFK
~ 25%
lower
Trans-Atlantic cost/seat

Note: A321XLR economics compared to existing aircraft deployed in trans-Atlantic/transcontinental markets.
Source: Internal analysis.

InvestorDay 38

39 Building the best network Travel demand is growing in small and mid-size markets Our short-haul network is uniquely advantaged in serving these customers at scale We are building a profitable long-haul franchise for customers in these markets based on our short-haul network strength, durable air partnerships and our efficient and versatile long-haul fleet This advantage will continue to grow and drive value

40 Building the best network Conclusion Building the best travel rewards program Grow value for customers and investors

41 Our revenue is increasingly driven by AAdvantage® customers who demand premium content Note: Percentages rounded, revenue excludes cargo, premium content includes products other than the lowest selling fare and revenue enabled by air/currency partnerships. > 80% of revenue from AAdvantage® members and premium content Non-premium content Premium content Composition of 2023 revenue Non-premium, non-AAdvantage® 20% Non-premium, AAdvantage® 25% Premium, non-AAdvantage® 15% Premium, AAdvantage® 40%

42 Our revenue is increasingly driven by AAdvantage® customers who demand premium content Note: Percentages rounded, revenue excludes cargo, premium content includes products other than the lowest selling fare and revenue enabled by air/currency partnerships. 70% 80% 2017 2024 Percentage of revenue from AAdvantage® customers & premium content 65% 55% AAdvantage® customers +10 pts AAdvantage® customers AAdvantage® customers & premium content Non-premium content

43 2026E 2023 premium seats 2023 +20% We offer more premium seats than any other airline Note: First class, business class and premium economy scheduled seats. Source: FY 23 Cirium, FY 26 internal analysis.

44 We have among the largest co-branded travel credit cards Source: External analysis. U.S. co-branded credit card programs by estimated purchase volume, 2023

45 Despite its size, AAdvantage® has significant growth potential 2023 population Note: Unique customers, active AAdvantage® members and AAdvantage® co-brand members based on YE November 2023. Source: Census Bureau, A4A, internal analysis. All U.S. air travelers American unique customers AAdvantage® active members AAdvantage® is underpenetrated in the travel landscape American co-brand is 6% of U.S. air travelers AAdvantage® is 23% of U.S. air travelers

46 We are re-imagining AAdvantage® to drive value Making it easy to be an AAdvantage® customer Making AAdvantage® the most rewarding program Differentiating the travel experience for AAdvantage® customers Refreshing our AAdvantage® partnerships

47 New AAdvantage® program makes earning easy 0 miles/$ Non-preferred agencies 2 miles/$ Basic Economy in direct channels1 5 miles/$ Modern retailers Main fare 7-11 miles/$ Modern retailers Main fare Status 8-16 miles/$ Modern retailers Main fare Status Co-branded card >16 miles/$ Promotions & offers 1. Effective 5/1/24. Note: Modern retailers are those utilizing New Distribution Capability (NDC) or direct connection to American.

48 The new AAdvantage®: Easier for companies and more efficient for American Source: The Beat Research (January 2020), internal analysis. AAdvantage Business¨ More rewarding for customers & businesses Both earn miles & customer earns up to 3x Loyalty Points per dollar Travel management company (TMC) Fees & commissions Customer earns base miles & Loyalty Points Businesses pay agency fees • High cost to customers • Complex to manage • Outdated technology • 80% less expensive for customers • 65% less expensive for American Traditional model Customer bookings routed through intermediaries

49 The new AAdvantage®: Modern distribution gives customers better content and better servicing +9 pts Customers who use our distribution tools are more satisfied … … and this drives them to purchase premium content Customer satisfaction Premium content contribution to customer revenue Note: Customer satisfaction: FY 23 Net Promoter Score (NPS), Premium content: FY 23 customer revenue excludes cargo, premium content includes products other than the lowest selling fare and revenue enabled by air/currency partnerships. Legacy channels Modern retailing +13 pts Legacy channels Modern retailing

50 The new AAdvantage®: Miles take you further Source: NerdWallet. 1.7 1.5 1.5 1.4 1.2 Third-party currency valuation (¢/mi) AAdvantage® offers the most redemption value of any rewards points >20 flight partners >50 non-flight partners

51 Shopping • More miles and exclusive content in digital channels • 24-hour booking hold • Status members: unique redemption offers Servicing • 100% of purchases can be serviced digitally • Expedited call center service Airport • Same-day standby • Status members: faster access • Status members: first checked bag free Lounges • Exclusive access to the lounge network with the most space per customer • No visit restrictions Inflight • Inflight dining pre-selection • Status members: complimentary food/drink Disruptions • Priority reaccommodation, including on non-partners • Longer validity of trip credits The new AAdvantage®: Unique and unmatched benefits across the travel journey, unlocked with status

52 The new AAdvantage®: Life is better as an AAdvantage® member 1H 2024 2H 2024 2025+ • Simplest way to earn miles • Best value for redeeming miles • Unique and unmatched benefits • Expand cash and miles redemption for vacations, events and experiences • Superior redemption benefits for status customers • Exclusive access to premium content for status customers • Earn more miles more easily than ever before • Expanded redemption benefits • Exclusive benefits to status customers

53 The new AAdvantage®: Creating the largest card program with the best rewards network Source: External analysis U.S. co-branded credit card programs by estimated purchase volume

54 ~ 7% ~ 10% 2019–2023 2023–2026E Our new card program will drive value at a greater rate than it does today Note: Co-branded revenue remuneration based on cash earned. Co-branded remuneration annualized growth GDP 4.9%

55 Building the best travel rewards program 80% of our revenues1 come from customers who demand quality travel experiences rather than the cheapest fare AAdvantage® satisfies this demand by rewarding customers who spend on higher- value products and services in exchange for unique and unmatched travel benefits To deliver this value creation we will simplify AAdvantage®, expand benefits and re- commercialize our co-branded credit cards and other partnerships We are re-imagining AAdvantage® to compound the value created from our network 1. Excludes cargo revenue.

56 Grow value for customers and investors Building the best network Building the best travel rewards program Conclusion

57 We are uniquely positioned to produce durable earnings Our short-haul network is the foundation of value for customers and investors AAdvantage® — our travel rewards program — is our source of value growth for customers and investors

58 American growing value for our customers and investors Competitively advantaged short-haul network and air partnerships Sustainable long-haul network growth Re-imagined and competitively unique travel rewards program Industry-leading revenue growth that is durable across the business cycle

59 Operational excellence DAVID SEYMOUR CHIEF OPERATING OFFICER

60 Compelling value-creating drivers Reengineering the business Asset utilization, productivity, procurement Operational excellence Strong, reliable operation Rewards Leading travel rewards program & co-branded credit card opportunity Network Strongest domestic & short-haul international network Fleet Young & simplified Margin expansion Long-term free cash flow generation

61 Delivering a reliable operation — efficiently.

62 Plan Execute Recover Investing in operational resilience

63 A strong operational foundation Historic full-year completion factor % Source: Representative internal data. 2014–2019 2023 97.4 98.9 +1.5 points 30,000 Additional flights 3 million Passengers ~ $100 million Net operating income benefit ~ $350 million Revenue

64 2023 full-year completion factor %, Major network carriers’ combined operation 98.9 98.8 98.2 Airline #2 Airline #3 Average scheduled daily departures 5,511 4,507 4,174 A strong operational foundation Source: Internal data. Source: Internal data and masFlight. Historic full-year completion factor % 2014–2019 2023 97.4 98.9 +1.5 points

65 Our customers are noticing 2019 2023 +11 points Source: Net Promoter Score. Net Promoter Score 2023 vs 2019

66 Driving further efficiencies Workforce and schedule planning Decision support tools Asset utilization

67 Improved utilization of our assets Younger, simplified fleet Predictive maintenance work Electronic maintenance records

68 Increasing engine overhaul capacity by 60%. Source: Internal data.

69 Everyday decisions Irregular operations Using technology and big data to solve optimally

70 Mastering the turn Catering Servicing lavatories Deplaning/boarding Fueling Unloading/loading bags Cleaning

71 Visibility into performance Note: Data shown is illustrative.

72 Using technology and big data to solve optimally Everyday decisions Irregular operations

73 The entire team is pursuing operational excellence.

74 Reengineering with technology GANESH JAYARAM CHIEF DIGITAL & INFORMATION OFFICER

75 Bringing experience of tech transformation to American Better, faster, happier and > 100% ROI over three years Reduced time to market - 68% Increased deploy frequency + 382% Improved employee NPS + 63 pts Better and greater output + 166% Source: Scrum Inc.

76 Driving to an organization wide tech-first mindset Added leadership with deep technical expertise and cross- industry exposure Shifting from projects to product model with persistent teams Top-down approach to re- imagine what we do and ensure we use technology to its fullest potential

77 Leveraging technology to enable the strategy and reengineer the airline • Launched in November 2021 and developed in-house at American • Uses real-time flight data and machine learning to improve performance • Helps shorten taxi times by 17 hours/day and saves >1.4M gallons of fuel/year Smart Gating Source: Internal data. • Launched in April 2022 and developed in-house at American • Adjusts operations during major weather events • Prevented more than 1,000 cancellations since launch HEAT Hub Efficiency Analytics Tool

78 Leveraging technology to enable the strategy and reengineer the airline • Developed in-house at American • Digital replacement of an aircraft’s physical maintenance logbook, utilizing best-in-class satellite Wi-Fi • Less customer disruption and higher NPS due to fewer delays and higher completion factor Source: Internal data. eAML: Electronic Aircraft Maintenance Log

79 Leveraging technology to enable the strategy and reengineer the airline • Simpler, more intuitive user interface for customers and team members • Microservices, platforms and cloud hosting to enable scalability • Agile development and delivery mindset GET STAT Situational Turn Awareness Tool Mobile App Customer notifications Note: Data shown is illustrative.

80 Launching industry-leading digital products with higher levels of personalization, resiliency and security Leveraging technology to enable the strategy and reengineer the airline Driving to an organization wide tech-first mindset Technology is driving efficiencies and delivering best-in-class products

81 Leading performance and accountability COLE BROWN CHIEF PEOPLE OFFICER

82 Fostering accountability and high-performing teams Introduction and joining American Hiring: The right talent in the right place Culture of performance and accountability

83 Fostering accountability and high-performing teams Introduction and joining American Hiring: The right talent in the right place Culture of performance and accountability

84 Internal: Incumbents Internal: New position External Source: Internal data. Officer team

85 We continue to attract talent for roles across the airline In the past 18 months, we hired more than 40,000 team members across the workgroups representing the airline. Source: Internal data. Since the pandemic, 25% of the team is new to American.

86 We continue to attract talent for roles across the airline Source: Internal data. Since the pandemic, 25% of the team is new to American. In the past 18 months, we brought on more than 40,000 team members, including: • 4,200 Pilots • 2,300 Dispatchers and Technical Operations

87 Fostering accountability and high-performing teams Introduction and joining American Hiring: The right talent in the right place Culture of performance and accountability

88 Fostering accountability and high-performing teams Changing culture: Performance, measurement and accountability • Revamped our talent, planning and performance management processes • More rigorous approach to assess, select, hire, promote and reward talent Note: Data shown is illustrative.

89 We are a different airline. Our culture has changed to one focused on performance, delivery and accountability.

90 A culture of performance and accountability Unleash and empower team members Right talent in the right place Accountability Winning for our stakeholders

91 Maximizing value creation DEVON MAY CHIEF FINANCIAL OFFICER

92 Compelling value-creating drivers Reengineering the business Asset utilization, productivity, procurement Operational excellence Strong, reliable operation Rewards Leading travel rewards program & co-branded credit card opportunity Network Strongest domestic & short-haul international network Fleet Young & simplified Margin expansion Long-term free cash flow generation

93 Fleet transformation: 2014–2022 • 630 new deliveries and 580 retirements • Largest reconfiguration program in aviation history • 505 aircraft • Added premium seats • Optimized configuration • Wi-Fi, large bins • Result is incredibly consistent and efficient fleet Source: Internal data.

94 Fleet simplification Prior to simplification, American operated nine different fleet types MD-80 E190 737 787 A320 family 777 767 A330 757 2019 Aircraft Families

95 Fleet simplification Mainline fleet reduced to four aircraft families MD-80 E190 737 787 A320 family 777 767 A330 757 Today Average age: 13 years 2019 Aircraft Families 737 787 A320 family 777 Aircraft Families

96 Order supports gauge and premium growth Large narrowbody and dual-class regional share1New aircraft order Dual-class regional shareLarge narrowbody share 33% ~ 50% 2023 2030+ 82% 100% 2023 2030+ New aircraft order for 85 Airbus A321neo, 85 Boeing 737 MAX 10 and 90 Embraer E175 Smooths deliveries and aircraft capex over the decade ($3–$3.5B) R eg io na l Airbus A321neo Boeing 737 MAX 10 Embraer E175 1. Large narrowbodies are 190+ seats and dual-class regional jets have 65-76 seats. Source: Internal data. M ai nl in e

97 839 ~ 860 ~ 880 ~ 900 126 ~ 130 ~ 150 ~ 165 Widebody/A321XLR Narrowbody Regional Fleet plan enables flexibility No mainline retirements required through 2030 Focus on larger regional aircraft will continue to drive network connectivity 1. Fleet counts at year end. 2023 regional count is inclusive of 23 regional aircraft planned to return to service in 2024. Delivery schedule represents our best estimate as of the date of this presentation. Actual delivery dates are subject to change, which could be material based on various potential factors including production delays by the manufacturer and regulatory concerns. Source: Internal data. 2023 2024E 2025E 2026E ~ 1,5701,544 ~ 1,610 ~ 1,645 Total fleet plan1 579 ~ 580 ~ 580~ 580

98 Modest aircraft capex requirements ~ $3.0–$3.5 $1.9 $2.3 2023 2024E 2025–2030E $B Aircraft capex Source: Airline financials.

99 Optimized fleet and strong operation allows for improved aircraft utilization Mainline aircraft utilization 9.6 9.9 10.2 > 10.2 2022 2023 2024E 2025E+ Source: Internal data.

100 Capacity expectations Fleet flexibility allows us to match capacity with demand Capacity growth % Mid-single digits 2024E 2025E+ In line with demand

101 Reengineering the business

102 Reengineering the business targets over $1B in run- rate savings Asset utilization Productivity Procurement

103 Improve asset utilization Full supportability of the regional fleet Increase productive aircraft counts Network efficiency 2023 2024E 2025E 2026E Regional aircraft underutilized IT Operations Planning Network Planning

104 Enhancing productivity Underpinned by modern technology and streamlined processes Modern planning & scheduling tools Onboarding & training Self-service tools Individual data & accountability Day-of optimization

105 7.3% 6.7% Mid-single digits 11.1% 2.4% ~ 1% 2014–2019 2023 2024E Total ASMs Avg. mainline FTE Growing efficiently and enhancing productivity Capacity growth and average headcount growth % New tools and processes enable efficient and productive growth to drive unit cost improvement Source: Internal data.

106 Fuel Other third-party spend Modernize procurement operating model Strategic category management Improve net working capital Digital automation Transforming procurement Our focus Third-party spend category ~ $30B Source: Internal data.

107 3.5% 4.2% 5.2% Best-in-class unit cost performance Focus on cost control and fleet-related efficiencies has resulted in the lowest unit cost growth among network carriers CASM-ex1 CAGR 2019–2023% 1. CASM excluding fuel, special items, third party, refinery, and profit sharing and is a non-GAAP measure. See GAAP to non-GAAP reconciliation for American Airlines CASM-ex in Appendix. Source: U.S. Bureau of Labor Statistics, Airline financials. Total ASMs 2023 vs 2019 (2.6%) (1.2%)2.2% Avg. inflation: 4.1%

108 CASM-ex1 growth YoY % Note: The Company is unable to fully reconcile certain forward-looking guidance to the corresponding GAAP measure because the full nature and amount of net special items cannot be determined at this time. 1. CASM excluding fuel, special items and profit sharing and is a non-GAAP measure. See GAAP to non-GAAP reconciliation in Appendix. Source: Airline financials. CASM-ex inside inflation < Inflation 3.5% 0.5%–3.5% < Inflation 2019–2023 CAGR 2024E 2025E+

109 Financial targets

110 ~ 14% ~ 14%–16% ~ 15%–18% 2024E 2025E 2026E+ Adj. EBITDAR margin expansion We expect to expand margins with continued operational outperformance, commercial innovation and unit cost efficiency Adj. EBITDAR margin1 % Note: The Company is unable to fully reconcile certain forward-looking guidance to the corresponding GAAP measure because the full nature and amount of net special items cannot be determined at this time. 1. Adjusted EBITDAR is defined as earnings excluding the impact of net special items before net interest and other nonoperating expenses, taxes, depreciation, amortization and aircraft rent. Adjusted EBITDAR margin is a non- GAAP measure.

Free cash flow generation

Earnings targets coupled with moderate capex profile are expected to result in FCF of at least $2B per year through 2025



Free cash flow[1]
$B
$1.8
~ $2
> $2
> $3
2023
2024E
2025E
2026E+

Note: The Company is unable to fully reconcile certain forward-looking guidance to the corresponding GAAP measure because the full nature and amount of net special items cannot be determined at this time.
1. Adjusted free cash flow is defined as net cash provided by operating activities less net cash used in investing activities, adjusted for (1) net sales of short-term investments and (2) change in restricted cash. Adjusted free cash flow is a non-GAAP measure. See GAAP to non-GAAP reconciliation in Appendix.

InvestorDay 111

112 2Q 2021 YE 2024E YE 2025E Longer term Balance sheet strengthening Total debt reduced by ~ $11.4 billion1 from peak levels and have achieved over 75% of our $15 billion debt reduction goal2 Peak ~ $13 ~ $15 Total debt3 $B 1. As of December 31, 2023. 2. Goal to reduce total debt from peak levels in 2Q 2021 by $15 billion by YE 2025. 3. Total debt includes debt, finance and operating lease liabilities and pension obligations. $54 $41 ~ $39 < $35

Financial targets

	2024E	2025E	2026E+
Adj. EBITDAR margin[1]	~ 14%	~ 14%–16%	~ 15%–18%
Free cash flow[2]	~ $2B	> $2B	> $3B
Total debt[3]	~ $41B	~ $39B	< $35B


American

Note: The Company is unable to fully reconcile certain forward-looking guidance to the corresponding GAAP measure because the full nature and amount of net special items cannot be determined at this time.
1. Adjusted EBITDAR margin is a non-GAAP measure. Adjusted EBITDAR is defined as earnings excluding the impact of net special items before net interest and other nonoperating expenses, taxes, depreciation, amortization and aircraft rent.
2. Adjusted free cash flow is a non-GAAP measure. Adjusted free cash flow is defined as net cash provided by operating activities less net cash used in investing activities, adjusted for (1) net sales of short-term investments and (2) change in restricted cash.
3. Total debt includes debt, finance and operating lease liabilities and pension obligations.

InvestorDay

113

114 Commercial opportunities Fleet Network Rewards Focused execution Operational excellence Reengineering the business Margin expansion Long-term free cash flow generation American is well-positioned to create value

115 Appendix

GAAP to non-GAAP reconciliation

The Company sometimes uses financial measures that are derived from the condensed consolidated financial statements or otherwise provided in the form of guidance but that are not presented in accordance with GAAP to understand and evaluate its current operating performance and to allow for period-to-period comparisons. The Company believes these non-GAAP financial measures may also provide useful information to investors and others. These non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. The Company is providing a reconciliation of reported non-GAAP financial measures to their comparable financial measures on a GAAP basis. The tables below present the reconciliation of pre-tax income (loss) (GAAP measure) to pre-tax income (loss) excluding net special items (non-GAAP measure) and total operating costs per ASM (CASM) to CASM excluding net special items, fuel and profit sharing. Management uses CASM excluding net special items, fuel and profit sharing to evaluate the Company's current operating performance and to allow for period-to-period comparisons. Net special items may vary from period-to-period in nature and amount. The price of fuel, over which the Company has no control, impacts the comparability of period-to-period financial performance. Excluding profit sharing allows a more meaningful comparison of the Company's core operating costs to the airline industry. These adjustments provide an additional tool to understand and analyze the Company's non-fuel costs and core operating performance.

	12 Months Ended December 31,				
Reconciliation of Pre-Tax Income (Loss) Excluding Net Special Items	**2019**	**2020**	**2021**	**2022**	**2023**
			(in millions)		
Pre-tax income (loss) as reported	$ 2,256	$ (11,453)	$ (2,548)	$ 186	$ 1,121
Pre-tax net special items:					
Mainline operating special items, net [(1)]	635	(657)	(4,006)	193	971
Regional operating special items, net [(2)]	6	(309)	(449)	5	8
Nonoperating special items, net [(3)]	3	170	60	74	362
Total pre-tax net special items	644	(796)	(4,395)	272	1,341
Pre-tax income (loss) excluding net special items	$ 2,900	$ (12,249)	$ (6,943)	$ 458	$ 2,462

	12 Months Ended December 31,		
Reconciliation of CASM Excluding Net Special Items, Fuel and Profit Sharing	**2019**	**2023**	**CAGR 2019 to 2023**
	(in cents)		
Total operating expenses per ASM as reported	14.98	17.92	
Mainline operating special items, net [(1)]	(0.22)	(0.35)	
Regional operating special items, net [(2)]	-	-	
Aircraft fuel and related taxes	(3.30)	(4.41)	
Profit sharing	(0.07)	(0.09)	
Total operating expenses per ASM excluding net special items, fuel and profit sharing	11.38	13.05	3.5%

Note: Amounts may not recalculate due to rounding.

InvestorDay 116

117 GAAP to non-GAAP reconciliation Footnotes: (1) The 2019 twelve month period mainline operating special items, net principally included $271 million of fleet restructuring expenses, a $213 million non-cash impairment charge principally related to the retirement of the Company's Embraer E190 fleet and $191 million of merger integration expenses, offset in part by a $53 million credit to reduce certain litigation reserves. The 2020 twelve month period mainline operating special items, net principally included $3.7 billion of Payroll Support Program (PSP) financial assistance, offset in part by $1.5 billion of fleet impairment charges, $1.4 billion of salary and medical costs primarily associated with certain team members who opted into voluntary early retirement programs offered as a result of reductions to the Company's operation due to the COVID-19 pandemic and $228 million of one-time labor contract expenses due to the ratification of a new contract with the Company's maintenance and fleet service team members, including signing bonuses and adjustments to vacation accruals resulting from pay rate increases. Fleet impairment charges resulted from the retirement of certain aircraft earlier than planned driven by the severe decline in air travel due to the COVID-19 pandemic. The 2021 twelve month period mainline operating special items, net principally included $4.2 billion of PSP financial assistance, offset in part by $168 million of salary and medical costs primarily associated with certain team members who opted into voluntary early retirement programs offered as a result of reductions to the Company's operation due to the COVID-19 pandemic. The 2022 twelve month period mainline operating special items, net principally included a non-cash impairment charge to write down the carrying value of the Company's retired Airbus A330 fleet to the estimated fair value due to the market conditions for certain used aircraft. The Company retired its Airbus A330 fleet in 2020 as a result of the severe decline in demand for air travel due to the COVID-19 pandemic. The 2023 twelve month period mainline operating special items, net principally included $989 million of one-time charges resulting from the ratification of a new collective bargaining agreement with our mainline pilots, including a one-time payment of $754 million as well as adjustments to other benefit-related items of $235 million. (2) The 2020 twelve month period regional operating special items, net included $444 million of PSP financial assistance, offset in part by a $117 million non-cash charge to write down regional aircraft and spare parts associated with certain Embraer 140 and Bombardier CRJ200 aircraft, which were retired as a result of the severe decline in air travel due to the COVID-19 pandemic. The 2021 twelve month period regional operating special items, net principally included $539 million of PSP financial assistance, offset in part by a $61 million charge associated with the regional pilot retention program which provides for, among other things, a cash retention bonus paid in the fourth quarter of 2021 to eligible captains at the wholly owned regional airlines included on the pilot seniority list as of September 1, 2021 and a $27 million non-cash charge to write down regional aircraft resulting from the retirement of the remaining Embraer 140 fleet earlier than planned. (3) Principally included charges associated with debt refinancings and extinguishments as well as mark-to-market net unrealized gains and losses associated with certain equity investments and treasury rate lock derivative instruments.

118 The Company's free cash flow summary is presented in the table below, which is a non-GAAP measure that management believes is useful information to investors and others in evaluating the Company's ability to generate cash from its core operating performance that is available for use to reinvest in the business or to reduce debt. The Company defines free cash flows as net cash provided by operating activities less net cash used in investing activities, adjusted for (1) net sales of short-term investments and (2) change in restricted cash. We believe that calculating free cash flow as adjusted for these items is more useful for investors because short-term investment activity and restricted cash are not representative of activity core to our operations. This non-GAAP measure may not be comparable to similarly titled non-GAAP measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. Our calculation of free cash flow is not intended, and should not be used, to measure the residual cash flow available for discretionary expenditures because, among other things, it excludes mandatory debt service requirements and certain other non-discretionary expenditures. Year Ended December 31, 2023 Reconciliation of Free Cash Flow (in millions) Net cash provided by operating activities $ 3,803 Adjusted net cash used in investing activities (1) (1,997) Free cash flow $ 1,806 (1) The following table provides a reconciliation of adjusted net cash used in investing activities for the year ended December 31, 2023 (in millions): Net cash used in investing activities $ (502) Adjustments: Net sales of short-term investments (1,538) Decrease in restricted cash 43 Adjusted net cash used in investing activities $ (1,997) GAAP to non-GAAP reconciliation